Exhibit 10.5

AMENDED AND RESTATED

PROFESSIONAL SERVICES AGREEMENT

THIS AMENDED AND RESTATED PROFESSIONAL SERVICES AGREEMENT (the “Agreement”) dated as of November 1, 2010 to be effective on the date of distribution of shares of the Client’s common stock to the stockholders of Contango Oil & Gas Company (the “Effective Date”) is entered into by and between CONTANGO ORE, INC., a Delaware corporation (“Client”) and AVALON DEVELOPMENT CORPORATION, an Alaska corporation (“Consultant”). Each of Client and Consultant is sometimes referred to herein individually as a “Party” and collectively, as the “Parties.”

RECITALS

A. Avalon Development Corporation and Juneau Exploration, L.P. (“Juneau”) entered into a Professional Services Agreement dated as of June 9, 2008 which was supplemented by a Fee Agreement dated June 7, 2010 among Juneau, Consultant and Contango Mining Company, formerly Contango ORE Company (“Contango Mining”) (the “Original Agreement”).

B. Juneau has assigned its interest in the Original Agreement to Contango Mining and Contango Mining is assigning its interest in the Original Agreement as well as its interest in the Gold Properties and REE Properties to Client and Client and Consultant wish to expand the scope and nature of services provided by Consultant to Client by amending, restating and replacing the Original Agreement as provided herein.

1. Definitions. As used herein, the following terms shall have the following meanings:

“Additional Indemnitees” means Affiliates and their respective representatives, agents, managers, directors, officers and employees.

“Affiliate” means, with respect to any Person, each Person that directly or indirectly controls, is controlled by, or is under common control with such designated Person. For purposes of this definition, “control” (including, with correlative meanings, the phrases “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble to this Agreement and includes all exhibits and any amendments hereto.

“Applicable Law” means all laws, statutes, codes, acts, treaties, ordinances, orders, judgments, writs, decrees, injunctions, rules, regulations, governmental approvals, permits, directives, and requirements of all Governmental Authorities (including with respect to the environment) having jurisdiction over a Person (as to that Person), this Agreement, the Services or a Project, as applicable.

“Application for Payment” has the meaning set forth in Section 5.1.

“Claims” means demands, claims, suits, proceedings, judgments or actions of any kind and nature.

“Confidential Information” has the meaning set forth in Section 11.1.

“Daily Fees” has the meaning set forth in Section 4.1.

“Dispute” has the meaning set forth in Section 16.

“Effective Date” has the meaning set forth in the Preamble.

“Gold Properties” means those properties where Client wishes to explore for, and mine if commercially feasible, gold reserves and associated minerals listed on Exhibit B attached hereto as such list may be modified from time to time by the Parties.

“Governmental Authority” means (1) any federal, state, local, municipal, tribal or other government, (2) any governmental, regulatory or administrative agency, commission or other authority lawfully exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, and (3) any court or governmental tribunal, in each case having jurisdiction over the matter or Person in question.

“Information” has the meaning set forth in Section 10.1

“Juneau” has the meaning set forth in the Recitals.

“Liens” has the meaning set forth in Section 8.

“Losses” means loss, damage or liability (including reasonable attorneys’, consultants’ and experts’ fees and disbursements incurred in investigating, defending against, settling or prosecuting any Claim).

“Original Agreement” has the meaning set forth in the Recitals.

“Owner’s Representative” has the meaning set forth in Section 2.2.

“Party” and “Parties” each has the meaning set forth in the preamble to this Agreement.

“Person” means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority, limited liability company, or any other entity of whatever nature.

“Project” means providing geological consulting services and exploration activities with respect to the Gold Properties and REE Properties for the purpose of finding, developing and exploiting commercial mineral deposits.

“Property” has the meaning set forth in Section 10.2.

“Prudent Industry Practices” means those practices, methods, acts, equipment, specifications and standards of safety and performance, as the same may change from time to time, which a prudent provider in the United States of services of a type, size and complexity similar to the Services would use or follow to accomplish the desired objectives and results lawfully, reliably and safely. Notwithstanding the foregoing, “Prudent Industry Practices” are not intended to be limited to the optimum practices, methods, acts, equipment, specifications or standards of safety and performance to the exclusion of all others but rather to be acceptable practices, methods, acts, equipment, specifications and standards of safety and performance generally accepted in the applicable industry.

“REE Properties” means those properties where Client wishes to explore for, and mine if commercially feasible, rare earth minerals and associated minerals listed on Exhibit C attached hereto as such list may be modified from time to time by the Parties.

“Reimbursable Costs” has the meaning set forth in Section 4.2.

“Representatives” means a Party’s and its Affiliates’ officers, managers, directors, partners, employees, trustees, contractors and advisors (including attorneys, accountants, underwriters, lenders, and consultants).

“Services” has the meaning set forth in Section 2.1.

“Warranty” has the meaning set forth in Section 6.4.

2. Appointment.

2.1 General. Client hereby retains Consultant to provide certain services in connection with the Project. Consultant hereby agrees to provide to Client, in accordance with the terms and conditions of this Agreement, those services more particularly described on Exhibit A attached hereto and such other services as may reasonably be requested from time to time by Client and which services Consultant is qualified to perform (collectively, the “Services”).

2.2 Owner’s Representative. In performing the Services, Consultant shall take direction from Owner’s authorized representatives (“Owner’s Representative”), who shall initially be John B. Juneau and Kenneth R. Peak. Owner may, from time to time, change its authorized representatives responsible for this Agreement by giving Consultant notice of such change in accordance with Section 15.

3. Term.

3.1 Term. The term of this Agreement shall commence on the Effective Date and continue to the later of (i) December 31, 2011, or (ii) the date that is thirty (30) days after written notice from Client to Consultant.

3.2 Termination. Upon termination of this Agreement, Client shall pay to Consultant the Daily Fees for the number of days worked by Consultant up to the effective day of termination. Client shall also pay and reimburse Consultant for expenses incurred prior to the effective date of termination upon receipt of documentation by Consultant for such expenses in accordance with Section 5 of this Agreement.

4. Daily Fee; Reimbursable Costs.

4.1 Daily Fee. Client shall pay Consultant (i) a daily fee in performing the Services in the field and not in the office by Curtis J. Freeman in accordance with this Agreement an amount equal to $550 per day, or hourly pro rata share thereof for Services performed and (ii) amounts agreed by the Parties for other employees of Consultant and subcontractors to Consultant for services performed both in the field and in the office by such employees and subcontractors (the “Monthly Fees”).

4.2 Reimbursable Costs. In addition to Client’s payment of the Daily Fees, Client shall reimburse Consultant for Consultant’s direct out-of-pocket third party costs and expenses incurred in connection with Consultant’s performance of the Services plus a 12% surcharge for third party reimbursable expenses, including Consultant’s employee costs and expenses (collectively, the “Reimbursable Costs”). Notwithstanding the foregoing, in no event shall Consultant be entitled to payment or reimbursement for benefit costs, overhead, general administration expenses or profit.

4.3 Restricted Stock. In addition to Client’s payment of Daily Fees and Reimbursable Costs, Client shall issue to Consultant on the Effective Date restricted stock pursuant to the 2010 Equity Compensation Plan of Client equal to 1.5% of the aggregate shares of common stock of the Client being distributed to the stockholders of Contango Oil & Gas Company. The shares will vest over three years beginning with the one-year anniversary of the date the shares are issued.

5. Application for Payment.

5.1 Application. Consultant shall, no more frequently than once a month, prepare and submit to Client an application for payment specifying (1) the Services which have been completed, the associated Daily Fees and any Reimbursable Costs which have been incurred and for which payment is then being requested and (2) the aggregate amount of the payment then being requested (each, an “Application for Payment”). Each Application for Payment shall include any applicable documentation supporting the applicable portion of the Services and the Reimbursable Costs incurred.

5.2 Certificate for Payment. Within fifteen (15) business days after the receipt of each Application for Payment, Client shall (1) review the Application for Payment to certify the relevant Services and the Reimbursable Costs incurred, and (2) issue to Consultant a written “certificate for payment” for such amount as Client determines is properly due. If the amount so determined by Client is less than the amount requested by Consultant in the Application for Payment, Client’s “certificate for payment” shall indicate the specific reasons for so withholding all or a portion of the amount requested. If Client determines that a portion of the amount requested is not due, Client shall nevertheless approve payment for the remaining portion of the Application for Payment.

5.3 Payment. Within fifteen (15) business days after issuance of a written “certificate for payment”, Client shall pay directly to the account of Consultant, the undisputed amount due with respect to each such Application for Payment.

5.4 Interest. Interest shall be charged on any due but unpaid amount at one and one-half percent (1.5%) per month until payment in full is made.

6. Standard of Performance; Remedy.

6.1 Standard of Care. Consultant shall, and shall cause its personnel and subcontractors to, perform all of its duties and obligations under this Agreement in accordance with Applicable Law, Prudent Industry Practices and this Agreement. Consultant shall additionally comply with, and shall take such actions as are reasonably practicable to cause Client, the Services, and all Consultant personnel and subcontractors to comply with, the insurance coverage in effect from time to time. In performance of the Services, Consultant shall exercise such skill and care and shall act as promptly and diligently as a prudent business entity engaged in tasks comparable in type, size and complexity similar to the Services would exercise for the advancement and protection of its own economic interests.

6.2 Personnel. Consultant shall, at all times, employ or retain qualified, properly trained subcontractors and personnel to perform the Services and shall pay all wages, taxes and benefits required by Applicable Law or contract. Consultant shall be responsible for all matters relating to labor relations, working conditions, training, employee benefits, safety programs, environmental protection programs and related matters pertaining to its subcontractors and personnel. Consultant and Consultant’s subcontractors and personnel shall observe all regulations and rules which may be in effect at an applicable Project regarding entry and exit, passes, badges, safety and proper conduct on such Project. Consultant shall have responsibility for the hiring, retaining and terminating of all permanent and temporary personnel and subcontractors employed by Consultant or its agents in connection with the Services. All such personnel shall be (1) professional and technically competent, (2) qualified, skilled and adequately trained to perform the Services to be rendered, (3) licensed to perform the Services as appropriate under Applicable Law and Prudent Industry Practices, and (4) knowledgeable of proper safety and environmental protection practices. Client shall have the right to review the hiring, retaining and terminating of such personnel and subcontractors; provided, however, that Consultant shall be responsible for all final decisions relating thereto. Consultant shall, if reasonably requested by Client, at Consultant’s expense, remove from a Project any personnel or subcontractor that Client believes is a detriment to the Services being provided or performed or to other work of Client and such personnel or subcontractor shall not again be employed at such Project or in connection with this Agreement.

6.3 Subcontractors. Consultant shall have the right to engage one or more subcontractors in the performance of the Services under this Agreement. Consultant shall remain fully responsible and liable for the performance of the Services under this Agreement as well as the performance of its subcontractors, and for ensuring that all of its subcontractors comply with this Agreement, Applicable Law, Prudent Industry Practices and insurance requirements. Consultant further agrees to provide Client with specific notice identifying the people or companies who will perform (either before, or, if not reasonably possible, after such performance) Services on behalf of Consultant under this Agreement.

6.4 Warranty. Consultant warrants to Client that the Services shall (1) fully conform to the requirements, characteristics and specifications of this Agreement and all other documents governing or specifying the specific tasks being performed by Consultant, (2) be in accordance with Applicable Law, Prudent Industry Practices and this Agreement and (3) be performed in a clean, safe, efficient, diligent and competent manner (collectively, the “Warranty”). The Warranty shall expire one (1) year after completion of the performance, delivery or provision of the applicable Services. If Client gives Consultant notice within a reasonable time after Client’s discovery of any failure of the Services to meet any of the Warranties set forth herein, Consultant shall promptly re-perform the Services as necessary to remedy the failure and pay or absorb the costs thereof.

6.5 Consultant Liability. Consultant shall have no liability for defects in Consultant’s Services attributable to Consultant’s reasonable reliance upon or use of data, design criteria, drawings, or other information furnished by Client; provided, however, that Consultant shall in all events remain liable for defects arising from or relating to negligence or willful misconduct of Consultant or its subcontractors, agents, employees, or personnel.

7. Consultations; Cooperation with Investors and Prospective Investors. Consultant shall cooperate with Client, any investors in Client, any prospective investors in Client, and any other service providers in or to a related Project, and their agents and consultants, to make available to such Persons designated by Client and subject to appropriate confidentiality agreements that shall be the responsibility of Client (1) all information, reports, and other documents concerning the Services, and (2) Consultant’s personnel for consultation with such Persons, in each case as reasonably requested by Client. Except as otherwise directed by Client, Consultant shall provide such information, reports and other documents and take such other actions as may be reasonably requested by Client in accordance with this Agreement.

8. Liens. For so long as undisputed amounts owing to Consultant under this Agreement shall have been paid in accordance with this Agreement, Consultant shall not, directly or indirectly, create, incur or cause any lien, claim of lien or other encumbrance (collectively, “Liens”) to be asserted against any portion of the Project. Consultant will also assist with any reasonable request of Client to remove any Lien or other encumbrance on any portion of a Project. In addition, if (1) any Liens are filed or asserted by Consultant’s subcontractors or personnel on any real or personal property of Client, and (2) Client has paid to Consultant all amounts with respect to the Services to which such Lien relates that are due and payable under this Agreement at such time, then at Client’s request, Consultant will immediately take all actions necessary to cause any such Liens to be removed or otherwise fully released or extinguished within thirty (30) days after its receipt of such notice. Such actions may include Consultant’s obtaining, at its sole cost and expense, a lien bond which is (1) issued by a surety company reasonably acceptable by Client, (2) in form and substance reasonably satisfactory to Client, and (3) in an amount not less than one hundred fifty percent (150%) of such Lien claim. If Consultant fails to remove, release or otherwise extinguish such Lien within such thirty (30) day period, then Client may take such actions as are reasonably necessary to release or extinguish any such Lien and thereafter withhold and retain an amount equal to the cost and expense of removing, releasing or extinguishing such Lien from any payments due to Consultant under this Agreement.

9. Termination.

9.1 Effect of Termination or Expiration. Neither Party shall be relieved from any obligations or liabilities that accrued prior to the effective date of any expiration or termination of this Agreement. The applicable provisions of this Agreement shall continue in effect after such expiration or termination to the extent necessary to provide for final payments, payment adjustments and any other final expense reimbursements from acts or events that occurred prior to the date of such expiration or termination; provided, however, that Client shall only be obligated to pay Consultant for Services that have been completed as of the date of such termination or expiration. Without limiting the foregoing, upon expiration or termination of this Agreement:

(1) Subject to Section 25, Consultant shall have no obligation to perform additional Services; and

(2) At the request of Client, Consultant shall (a) assist in making, at Client’s expense, a smooth transition to a new consultant and, without limiting the generality of the foregoing, Consultant shall promptly provide to Client copies of Consultant’s then-current list of subcontractors and service providers relating to the Services, access and control to all records, reports, data, manuals, and any other items that were furnished by Client or Consultant at Client’s cost, and (b) cooperate with any independent engineer retained by CLIENT in connection with the Services.

9.2 Offset. Notwithstanding anything in this Agreement to the contrary, Client may deduct and set-off against any sum due or to become due to Consultant under, or in connection with, this Agreement or any amounts due from Consultant to Client under or in connection with this Agreement.

10. Competition and Confidentiality.

10.1 Non-Exclusive. Consultant and Client expressly agree and understand that this Agreement is non-exclusive and that either Party may enter into similar agreements with other persons or entities as long as the terms of such agreements do not constitute a breach of the terms of this Agreement. Client acknowledges that Consultant’s services are offered on a non-exclusive basis. Consultant covenants that, in the event Consultant submits to Client data regarding a mineral property (hereafter the “Information”), Consultant will neither seek to acquire any interest in the property for himself or any other person or entity, nor reveal said Information to another person or entity for ninety days from the date Information is submitted to Client or until Client informs Consultant that Client is not interested in acquiring an interest in the property, whichever occurs first.

10.2 Mineral Property. Client and Consultant agree that in the event Consultant makes Client aware of a mineral property, including Gold Properties and REE Properties (hereafter the “Property”) and in the event Client subsequently acquires an interest in the Property and is the operator of geological exploration and development programs conducted thereon, Client agrees to offer to utilize the services of Consultant on the Property, to conduct mineral exploration and any other such services as Consultant is qualified to provide, at commercially competitive rates, for two calendar years following the acquisition date of the Property. Nothing in this section or in this Agreement shall preclude Client from utilizing the services of its in-house and/or contract staff to assist in mineral exploration of the Property. This section of this Agreement shall survive expiration or termination of this Agreement and will terminate one calendar year following the expiration or earlier termination of this Agreement.

10.3 No Competition. Subject to confidentiality requirements, during the term of this Agreement and for one year following the termination thereof, Consultant shall not locate mining claims or acquire interests in leases of property or mineral rights in competition with Client within five miles of properties owned or controlled by Client and its Affiliates without the prior written consent of Client. In the event that Consultant stakes claims or otherwise acquires any mining interest in contravention of the preceding clause, Consultant shall divulge the fact of the acquisition to Client and, upon verbal request, which shall be made not later than thirty (30) days after the initial notification, shall quit claim or assign the property, as appropriate, to Client unless Client informs Consultant that Client does not wish to acquire an interest in the property, whichever occurs first.

11. Confidential Information.

11.1 Non-Disclosure of Confidential Information. Except as may otherwise be required by Applicable Law, all information and data provided by Client to Consultant relating to its business and all information developed by Consultant related to the Project (collectively, “Confidential Information”) shall be treated as confidential and proprietary material of Client and shall be kept confidential by Consultant and used solely for purposes relating to this Agreement. The Parties agree that this Agreement and the commercial terms set forth herein constitute Confidential Information of Client, and that Client’s Confidential Information includes, but is not limited to, all data and other information provided to Consultant by Client pursuant to this Agreement, and all Consultant deliverables to which Client takes title pursuant to Section 14. Consultant shall limit the disclosure of any Confidential Information to only those of its Representatives with responsibility for using such information in connection with this Agreement. Consultant shall be responsible for any breach of the terms of this Agreement by Consultant or any one or more of its Representatives.

11.2 Exclusions from Definition. Confidential Information does not include information which (1) is or becomes publicly available through no act of Consultant in violation of this Agreement, (2) is approved for release by written authorization of Client, (3) is or becomes available to Consultant on a non-confidential basis (to Consultant’s actual knowledge at the time of receipt) prior to its disclosure by Client or its Representatives, or (4) was independently developed by Consultant without use of Client’s Confidential Information.

11.3 Permitted Disclosures. Notwithstanding anything to the contrary in this Agreement, Consultant may provide Client’s Confidential Information (1) any Governmental Authority or in other litigation or regulatory proceedings arising from or related to this Agreement, (2) to any Person with review rights specified in other provisions of this Agreement, and (3) on a need-to-know basis to its Representatives, provided, however, that in the case of item (3) above, such Persons have been advised of the confidential nature of the information and have agreed to maintain the confidentiality thereof in accordance with this Agreement or an agreement acceptable to Client. If Consultant is required by Applicable Law (e.g., SEC disclosure requirements or pursuant to clause (1)) or pursuant to the rules of, or a listing agreement with, any national securities exchange, or is requested in any proceeding to disclose any of Client’s Confidential Information (including pursuant to clauses, (1) and (2) above), then Consultant shall use commercially reasonable efforts to avoid and, if not avoidable, to minimize disclosure of such Confidential Information or information, as applicable, and to the extent permitted by Applicable Law, give Client prompt notice of such requirement or request so that Client may seek an appropriate protective order, including any appeals at the expense of Client. If, in the absence of a protective order, Consultant reasonably determines that it is nonetheless required to disclose the Confidential Information or information, as applicable, then Consultant may disclose such Confidential Information or information, as applicable, without liability hereunder, provided that Consultant promptly (1) notifies, to the extent permitted by Applicable Law, Client of any such disclosure, (2) uses reasonable efforts to ensure that all Confidential Information and other information, as applicable, that is so disclosed will be accorded confidential treatment, and (3) furnishes only that portion of the Confidential Information or other information, as applicable, which it is advised by counsel is legally required.

11.4 Return or Destruction. Upon the written request of Client, Consultant will promptly return to Client or destroy all copies of Client’s Confidential Information (other than copies of this Agreement), whether in written or electronic form, which is in the possession or control of Consultant or its Representatives and will not retain any copies or other reproductions in whole or in part of such material, except to the extent required by Applicable Law. All other documents, memoranda, notes, summaries, analyses, extracts, compilations, studies or other material whatsoever prepared by Consultant or any of its Representatives based on Client’s Confidential Information (other than copies of this Agreement) will also be destroyed. Consultant shall be deemed to have destroyed any Confidential Information that is provided by Client or maintained by Consultant in electronic form on computers if such information is deleted from local hard drives so long as no attempt is made to recover such information from servers or back up sources, and so long as information is also deleted from other electronic or storage devices. Upon the request of Client, Consultant shall deliver to Client a certificate executed by an officer of Consultant certifying that all such materials have been delivered to Client or destroyed in accordance with this Agreement. Notwithstanding the return or destruction or required retention of Confidential Information, Consultant and its Representatives shall continue to be bound by their respective obligations of confidentiality and other obligations hereunder for a period of two (2) years from the effective date of such expiration or termination. Notwithstanding anything to the contrary contained herein, Consultant shall not be required to return or destroy Confidential Information necessary for the resolution of a Dispute in accordance with Section 16.

11.5 Publicity. Consultant shall not refer to Client or any Client Affiliate, or any aspect of the Project, in any advertising or other publication without the prior written approval of Client. Consultant shall refer to Client any inquiry from the news media concerning the Project or the Services prior to response and shall reflect Client’s comments in any such response.

11.6 Remedies. The Parties agree that money damages may not be a sufficient remedy for any breach of this Agreement and that Client or Consultant shall be entitled to seek injunctive or other equitable relief to remedy or prevent any breach or threatened breach of this Agreement. Such remedy shall not be the exclusive remedy for any breach of this Agreement, but shall be in addition to all other rights and remedies available at law or in equity. In the event of a Dispute relating to this Section, if a court or arbitration panel of competent jurisdiction determines that Client or Consultant has breached this Agreement, the breaching Party shall be liable to the aggrieved Party for the amount of the reasonable legal fees incurred in connection with such litigation, including any appeal therefrom.

12. Insurance. Consultant shall obtain and maintain on and after the Effective Date, the insurance described below, with insurers reasonably acceptable to Client, and shall provide Client with evidence of such insurance upon request:

(1) Worker’s compensation insurance in forms required by Applicable Law with limits of not less than $1,000,000 per accident, $1,000,000 for disease, and $1,000,000 for each employee;

(2) Comprehensive general liability insurance (excluding automobile liability) covering personal injury and property damage to third parties with limits of not less than $5,000,000 per occurrence and $5,000,000 in the aggregate;

(3) Automobile liability insurance covering owned and leased vehicles used in the performance of Services pursuant to this Agreement covering personal injury and property damage to third parties with limits of not less than $5,000,000 per occurrence; and

(4) Professional liability insurance (errors and omissions) for professional services with a minimum single limit of $5,000,000 to cover claims arising out of Consultant’s Services.

13. Indemnification.

13.1 General Indemnification. Consultant shall indemnify, defend and hold harmless Client and its Additional Indemnitees from and against all Losses resulting from Claims that arise out of or are in connection with the performance by Consultant of the Services or its other obligations under this Agreement, in each case to the extent caused by or to the extent arising out of any negligent (including strict liability), wanton or intentional act or omission of Consultant, any of its subcontractors, anyone directly or indirectly employed by any of them or anyone for whose acts anyone of them may be liable, in any way associated or connected with the performance of the obligations under this Agreement, in whatever manner the same may be caused, and whether or not the same be caused by or arise out of the joint, concurrent or contributory negligence of any Person.

13.2 Intellectual Property Indemnification. Consultant shall indemnify, defend, and hold harmless Client and its Additional Indemnitees from and against all Losses resulting from Claims against Client or its Additional Indemnitees that any Services furnished by Consultant, directly or indirectly, in connection with this Agreement constitute an infringement of any patent, trademark, copyright of the United States or a breach of any trade secret or other registered proprietary interest of any third party. Consultant shall pay all costs and expenses of investigation, defense, and settlement or judgment of any such Claim and shall remove said Services and refund the applicable purchase price, the performance costs thereof and all other amounts, including any sales and use taxes, paid by Client in connection with such Services. Client shall reasonably cooperate in any effort by Consultant to defend against such Claim. Without limiting the generality of the above, this provision shall apply where the combination of Services provided by Consultant with other services, equipment, components, materials, apparatus, items or processes (regardless of whether such other services, equipment, components, materials, apparatus, items or processes were furnished by Consultant) under this Agreement is the basis for a Claim of such infringement or breach.

14. Title to Documents. Title to all information, documents, materials, drawings and specifications prepared or provided by Consultant as part of the Services shall vest in Client upon delivery of the same to Client and Client shall have the unfettered right to use the same. All information, documents and materials relating to any Project obtained or reviewed by Consultant in performing its obligations pursuant to this Agreement shall be and remain the property of Client, and Consultant shall use the same only for performance of the Services and shall not duplicate the same, in whole or in part, except as reasonably required in performing the Services. If and to the extent Client is required to have a license to utilize or process the information proposed or provided by Consultant and Consultant holds such a license or may provide such a license, Consultant hereby provides to Client such a license or provides a sublicense to Client for the purpose of allowing Client to utilize or process the information prepared or provided by Consultant. In addition, all Services are hereby deemed “work made for hire”.

15. Notices. Any notice or other communication required, permitted or contemplated hereunder (including billing statements and related communications) shall be in writing, and shall be addressed to the Party to be notified at the address set forth below or at such other address as a Party may designate for itself from time to time by notice hereunder:

If to Consultant: VIA U.S. Mail Avalon Development Corporation P.O. Box 80268 Fairbanks, AK 99708 Attention: Curtis Freeman Tel: 907-457-5159 Fax: 907-455-8069	VIA Courier (Fedex/UPS/DHL) Avalon Development Corporation 130 Goldstream Road Fairbanks, AK 99712 Attention: Curtis Freeman Tel: 907-457-5159 Fax: 907-455-8069

If to Client: Contango ORE, Inc. 3700 Buffalo Speedway Suite 960 Houston, Texas 77098 Attention: Kenneth R. Peak Tel: 713.960.1901 Fax: 713.960.1065

Each notice required, permitted, or contemplated hereunder shall be deemed to have been validly served, given or delivered as follows: (1) if sent by first class, registered, or certified United States mail or overnight delivery service, return receipt requested, postage prepaid, upon receipt by the receiving Party; (2) if sent by a regularly scheduled overnight delivery carrier with delivery fees either prepaid or paid through an arrangement with such carrier, the next business day after the same is delivered by the sending Party to such carrier; (3) if sent by fax and if concurrently with the transmittal of such fax the sending Party contacts the receiving Party at the phone number set forth above to indicate such fax has been sent (which indication by phone may be done by leaving a voicemail for the receiving Party at such phone number), at the time such fax is transmitted by the sending Party as shown by the fax transmittal confirmation of the sending Party; or (4) if delivered in person, upon receipt by the receiving Party. Either Party may from time to time change any of the recipients or its address by giving the other Party notice of the change in accordance with this Section. Notwithstanding the foregoing, “copy to” notices are provided for convenience only, and a failure to deliver a copy of any notice to the persons listed under “with a copy to” shall not affect the validity of any notice delivered under this Agreement or constitute a default hereunder.

16. Dispute Resolution. The Parties shall attempt to resolve all disputes arising out of or in connection with the interpretation or application of any of the provisions of this Agreement or in connection with the determination of any other matters arising under this Agreement (each, a “Dispute”) by mutual agreement in accordance with this Section.

16.1 Negotiation Period. If any Dispute arises between the Parties, then the disputing Party shall promptly notify the non-disputing Party of the Dispute and each Party shall cause a mid-level officer of its management with decision-making authority to meet at the offices of the non-disputing Party, or at any other mutually agreed location, and to negotiate and attempt to resolve the Dispute on an amicable basis within twenty (20) days of the non-disputing Party’s receipt of notice of the Dispute. If the Parties fail to resolve the Dispute for any reason within the twenty (20) day period identified above, then each Party shall, within five (5) days after the expiration of such period, nominate a senior officer of its management with decision-making authority to meet at the offices of the non-disputing Party, or at any other mutually agreed location, to negotiate and attempt to resolve the Dispute on an amicable basis. If the Parties are unable to resolve the Dispute to their mutual satisfaction for any reason within twenty (20) days after the nomination of such senior officers or, failing any such nomination of a mid-level or senior officer, within sixty (60) days following the date of delivery of the initial notice of Dispute, then each Party shall be free to pursue any right or remedy available at law or in equity, subject to and in accordance with this Agreement.

16.2 Continuation of Performance. Unless otherwise agreed in writing, the Parties shall continue to perform their respective obligations under this Agreement during any proceeding by the Parties in accordance with this Section.

16.3 Consent to Jurisdiction. In any judicial proceeding arising from or related to any Dispute, each of the Parties irrevocably consents and agrees that any legal action or proceedings with respect to this Agreement may be brought in any of the state or federal courts having jurisdiction over this Agreement and located in Anchorage, Alaska, and that, by execution and delivery of this Agreement, each Party (1) accepts the exclusive jurisdiction of the aforesaid courts, (2) irrevocably agrees to be bound by any final judgment (after any and all appeals) of any such court, (3) irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of venue of any suit, action, or proceedings with respect to this Agreement brought in any such court, and further irrevocably waives, to the fullest extent permitted by Applicable Law, any claim that any such suit, action, or proceeding brought in any such court has been brought in any inconvenient forum, (4) agrees that service of process in any such action may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Party at its notice address set forth herein, or at such other address of which the other Party hereto shall have been notified, and (5) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by Applicable Law.

16.4 Waiver of Jury Trial. Should any Dispute result in a judicial proceeding, each of the Parties knowingly, voluntarily, and intentionally waives, to the extent permitted by Applicable Law, any right it may have to a trial by jury in respect of any such proceeding. Furthermore, each of the Parties waives any right to consolidate any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. This provision is a material inducement for the Parties to enter into this Agreement.

16.5 Governing Law. THIS AGREEMENT SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ALASKA, EXCLUDING ANY CHOICE OF LAW OR CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION.

17. Counterparts; Facsimile Delivery; Imaged Documents. This Agreement may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute only one legal instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart. The delivery of an executed counterpart of this Agreement by facsimile shall be deemed to be valid delivery thereof. Each document generated by the Parties regarding this Agreement, including this Agreement, may be imaged and stored electronically and (1) such imaged documents may be introduced as evidence in any proceeding as if such were original business records, and (2) no Party shall contest the admissibility of such imaged documents as evidence in any proceeding.

18. Headings, Captions. All indexes, titles, subject headings, section titles and similar items are provided for the purpose of reference and convenience and are not intended to affect the meaning, content or scope of this Agreement.

19. Severability. If any provision of this Agreement is determined to be void, unlawful, or otherwise unenforceable, that provision shall be severed from the remainder of this Agreement, and replaced automatically by a provision containing terms as nearly like the void, unlawful, or unenforceable provision as possible, or otherwise modified in such fashion as to preserve, to the maximum extent possible, the original intent of the Parties, and this Agreement, as so modified, shall continue to be in full force and effect.

20. Taxes. Consultant shall pay when due all of its own United States national, state, local, municipal, provincial, provisional or other government entity income, sales, excise, value added, use or other similar taxes currently in effect or that come into effect during Consultant’s performance of the Services. Consultant shall be solely liable for any of its own taxes and contributions for unemployment insurance, old age retirement benefits, life pensions, annuities and similar benefits, which may now or hereafter be imposed by Applicable Law or collective bargaining agreements with respect to Persons employed by Consultant to perform the Services.

21. Assignment.

21.1 Assignment by Consultant. Consultant acknowledges and agrees that this Agreement is personal to Consultant and Consultant shall not assign or transfer, directly or indirectly, or by any power of attorney or otherwise, the whole or any part of this Agreement or any of Consultant’s rights or obligations hereunder without first obtaining Client’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Nothing in this Section shall restrict Consultant from subcontracting portions of its work as provided herein.

21.2 Assignment by Client. Client shall not assign, novate or transfer, directly or indirectly, or by any power of attorney or otherwise the whole or any part of this Agreement or any of Client’s rights or obligations hereunder without first obtaining Consultant’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned; provided, however, that Client shall have the right to freely assign, novate or transfer all or any portion of this Agreement and its rights, obligations and duties hereunder at any time and from time to time without prior notice to or consent of Consultant (1) to an Affiliate; (2) for purposes of providing collateral security in connection with any financing transaction, and (3) to a purchaser of the Project or any portion thereof or interest therein. Except with respect to assignments pursuant to clause (2) above, (1) Client shall cause any permitted assignee, novatee or transferee of Client’s interests in, to or under this Agreement to assume all applicable existing and future obligations of Client to be performed under this Agreement, and (2) upon any permitted assignment, novation or transfer of this Agreement, the assigning, novating or transferring Party shall be, without further action by either Party, released and discharged from all obligations under this Agreement arising after the effective date of such assignment, novation or transfer.

21.3 Prohibited Assignments Void. Any purported assignments, novations or other transfers of this Agreement, in whole or in part, not in compliance with this Section shall be void. Subject to the foregoing, this Agreement shall bind and inure to the benefit of the Parties and their permitted successors and assigns.

22. Relationship of the Parties. This Agreement shall not be interpreted or construed to (1) create an association, joint venture, partnership, agency, trust, lease of property or similar arrangement or relationship between the Parties, or (2) impose any partnership, agency, fiduciary, trust or similar type of obligation or duty on either Party. Except as specifically set forth in this Agreement, neither Party shall have any right, power or authority to enter into any agreement or undertaking for, or act on behalf of, or act as or be an agent or representative of, or otherwise bind, the other Party. Consultant shall at all times be deemed an independent contractor and none of its employees or the employees of its subcontractors shall be considered employees of Client.

23. Entire Agreement. This Agreement and any amendments to this Agreement contain the complete agreement between Client and Consultant with respect to the subject matter of this Agreement and supersede all other agreements and understandings, including the Original Agreement, whether written or oral, with respect to the matters contained in this Agreement, including any letters of intent, term sheets or similar proposals exchanged by the Parties.

24. Time. Time is of the essence of this Agreement and each provision hereof.

25. Survival. All provisions of this Agreement that must survive the expiration or earlier termination of this Agreement in order to give full force and effect to the intent of the Parties (including the Warranty, indemnity and confidentiality provisions) shall remain in effect and be enforceable to such extent for (1) the period specifically forth in this Agreement, or (2) if no such period is specified, a period equal to the shorter of (a) five (5) years from the earlier to occur of such expiration or termination or (b) the applicable statute of limitations period; provided, however, that Consultant’s lien warranty and intellectual property indemnity set forth in Sections 8 and 13 shall survive indefinitely.

26. Amendment. No modification, amendment, or other change to this Agreement shall be effective unless agreed to in a writing signed by each of the Parties.

27. No Waiver. Failure or forbearance by any Party to exercise any of its rights or remedies under this Agreement shall not constitute a waiver of such rights or remedies in that or any other instance. No Party shall be deemed to have waived any right or remedy resulting from such failure to perform unless it has made such waiver specifically in writing.

28. No Third Party Beneficiaries. Except with respect to the rights of indemnitees under Section 13, (1) nothing in this Agreement nor any action taken hereunder shall be construed to create any duty, liability or standard of care to any Person that is not a Party, (2) no Person that is not a Party shall have any rights or interest, direct or indirect, in this Agreement or the Services to be performed hereunder and (3) this Agreement is intended solely for the benefit of the Parties, and the Parties expressly disclaim any intent to create any rights in any third party as a third party beneficiary to this Agreement or the Services to be performed hereunder.

29. Further Assurances. The Parties agree to provide such information, execute and deliver such instruments and documents and to take such other actions as may be necessary or reasonably requested by the other Party which are not inconsistent with the provisions of this Agreement and which do not involve the assumption of obligations other than those provided for in this Agreement, in order to give full effect to this Agreement and to carry out the intent of the Parties.

30. Joint Preparation. The Parties have jointly prepared this Agreement, with access to counsel, and none of the provisions hereof shall be construed against one Party on the ground that such Party is the author of this Agreement or any part hereof. Because both Parties have participated in the negotiation and drafting of this Agreement, the usual rule of contract construction that resolves ambiguities against the drafter shall not apply.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement.

CLIENT:

CONTANGO ORE, INC., a Delaware corporation

By:	/s/ KENNETH R. PEAK
Kenneth R. Peak

CONSULTANT:

AVALON DEVELOPMENT CORPORATION, an Alaska corporation

By:	/s/ CURT FREEMAN
EIN: 920104738

EXHIBIT A

SERVICES

Consultant shall provide services to Client with respect to the following:

1. Geological services directed primarily toward the generation and exploration of metallic mineral exploration properties within Alaska, or other locations and geological work as may be assigned from time to time by the Client.

2. Participation in ad hoc exploration groups as may be set up from time to time by Client to generate exploration targets within metallogenic terrains anywhere in the world.

3. Mineral exploration management services, including but not limited to mineral property identification, pre-field budgeting, planning and logistical implementation, field exploration program management, claim staking, mining claim maintenance services, exploration permitting, prject accounting, data analysis and report preparation and presentation as shall be specified on an individual property basis by the Client’s representative or his delegate.

4. All other services requested by Client and which Consultant is qualified and willing to perform.

EXHIBIT B

GOLD PROPERTIES

Mineral Lease, effective as of July 15, 2008, between the Native Village of Tetlin and Juneau Exploration, L.P., d/b/a Juneau Mining Company, as amended by Amendment No. 1 to Mineral Lease, effective as of October 1, 2009, as assigned to Contango ORE, Inc.

LAD CLAIMS

TRIPLE Z PROJECT, ALASKA

All State of Alaska claims located in the Fairbanks Recording District, Alaska

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL_#
1	Lad 1	160	18N	15E	3	Copper River	666952
2	Lad 2	160	18N	15E	2	Copper River	666953
3	Lad 3	160	18N	15E	10	Copper River	666954
4	Lad 4	160	18N	15E	11	Copper River	666955

[Exhibit B continued]

TOK CLAIMS

TETLIN PROJECT, ALASKA

All State of Alaska claims located in the Fairbanks Recording District, Alaska

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
1	TOK 1	40	16N	13E	9	Copper River	614253
2	TOK 2	40	16N	13E	9	Copper River	614254
3	TOK 3	40	16N	13E	9	Copper River	614255
4	TOK 4	40	16N	13E	9	Copper River	614256
5	TOK 5	160	16N	13E	8	Copper River	614257
6	TOK 6	160	16N	13E	9	Copper River	614258
7	TOK 7	40	16N	13E	9	Copper River	614259
8	TOK 8	40	16N	13E	9	Copper River	614260
9	TOK 9	40	16N	13E	9	Copper River	614261
10	TOK 10	40	16N	13E	9	Copper River	614262
11	TOK 11	40	16N	13E	10	Copper River	614263
12	TOK 12	40	16N	13E	10	Copper River	614264
13	TOK 13	160	16N	12E	13	Copper River	614265
14	TOK 14	160	16N	13E	18	Copper River	614266
15	TOK 15	160	16N	13E	18	Copper River	614267
16	TOK 16	160	16N	13E	17	Copper River	614268
17	TOK 17	160	16N	13E	17	Copper River	614269
18	TOK 18	160	16N	13E	16	Copper River	614270
19	TOK 19	40	16N	13E	16	Copper River	614271
20	TOK 20	40	16N	13E	16	Copper River	614272
21	TOK 21	40	16N	13E	15	Copper River	614273
22	TOK 22	40	16N	13E	16	Copper River	614274
23	TOK 23	40	16N	13E	16	Copper River	614275
24	TOK 24	40	16N	13E	15	Copper River	614276
25	TOK 25	160	16N	12E	14	Copper River	614277
26	TOK 26	160	16N	12E	13	Copper River	614278
27	TOK 27	160	16N	12E	13	Copper River	614279
28	TOK 28	160	16N	13E	18	Copper River	614280
29	TOK 29	160	16N	13E	18	Copper River	614281
30	TOK 30	160	16N	13E	17	Copper River	614282
31	TOK 31	160	16N	13E	17	Copper River	614283
32	TOK 32	160	16N	13E	16	Copper River	614284
33	TOK 33	40	16N	13E	16	Copper River	614285
34	TOK 34	40	16N	13E	16	Copper River	614286

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
35	TOK 35	160	16N	12E	23	Copper River	614287
36	TOK 36	160	16N	12E	23	Copper River	614288
37	TOK 37	160	16N	12E	24	Copper River	614289
38	TOK 38	160	16N	12E	24	Copper River	614290
39	TOK 39	160	16N	13E	19	Copper River	614291
40	TOK 40	160	16N	13E	19	Copper River	614292
41	TOK 41	160	16N	13E	20	Copper River	614293
42	TOK 42	160	16N	13E	20	Copper River	614294
43	TOK 43	40	16N	13E	21	Copper River	614295
44	TOK 44	40	16N	13E	21	Copper River	614296
45	TOK 45	40	16N	13E	21	Copper River	614297
46	TOK 46	40	16N	13E	21	Copper River	614298
47	TOK 47	160	16N	12E	22	Copper River	614299
48	TOK 48	160	16N	12E	23	Copper River	614300
49	TOK 49	160	16N	12E	23	Copper River	614301
50	TOK 50	160	16N	12E	24	Copper River	614302
51	TOK 51	160	16N	12E	24	Copper River	614303
52	TOK 52	160	16N	13E	19	Copper River	614304
53	TOK 53	160	16N	13E	19	Copper River	614305
54	TOK 54	160	16N	13E	20	Copper River	614306
55	TOK 55	160	16N	13E	20	Copper River	614307
56	TOK 56	40	16N	13E	21	Copper River	614308
57	TOK 57	40	16N	13E	21	Copper River	614309
58	TOK 58	40	16N	13E	21	Copper River	614310
59	TOK 59	40	16N	13E	21	Copper River	614311
60	TOK 60	40	16N	13E	21	Copper River	614312
61	TOK 61	160	16N	12E	27	Copper River	614313
62	TOK 62	160	16N	12E	27	Copper River	614314
63	TOK 63	160	16N	12E	26	Copper River	614315
64	TOK 64	160	16N	12E	26	Copper River	614316
65	TOK 65	160	16N	12E	25	Copper River	614317
66	TOK 66	40	16N	12E	25	Copper River	614318
67	TOK 67	40	16N	12E	25	Copper River	614319
68	TOK 68	40	16N	12E	25	Copper River	614320
69	TOK 69	40	16N	12E	25	Copper River	614321
70	TOK 70	40	16N	13E	30	Copper River	614322
71	TOK 71	40	16N	13E	30	Copper River	614323
72	TOK 72	40	16N	13E	30	Copper River	614324
73	TOK 73	40	16N	13E	30	Copper River	614325
74	TOK 74	160	16N	13E	30	Copper River	614326
75	TOK 75	160	16N	13E	29	Copper River	614327

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
76	TOK 76	160	16N	13E	29	Copper River	614328
77	TOK 77	40	16N	13E	28	Copper River	614329
78	TOK 78	40	16N	13E	28	Copper River	614330
79	TOK 79	40	16N	13E	28	Copper River	614331
80	TOK 80	40	16N	13E	28	Copper River	614332
81	TOK 81	40	16N	13E	28	Copper River	614333
82	TOK 82	40	16N	13E	28	Copper River	614334
83	TOK 83	160	16N	12E	28	Copper River	614335
84	TOK 84	160	16N	12E	27	Copper River	614336
85	TOK 85	160	16N	12E	27	Copper River	614337
86	TOK 86	160	16N	12E	26	Copper River	614338
87	TOK 87	160	16N	12E	26	Copper River	614339
88	TOK 88	160	16N	12E	25	Copper River	614340
89	TOK 89	40	16N	12E	25	Copper River	614341
90	TOK 90	40	16N	12E	25	Copper River	614342
91	TOK 91	40	16N	13E	29	Copper River	614343
92	TOK 92	40	16N	13E	29	Copper River	614344
93	TOK 93	40	16N	13E	29	Copper River	614345
94	TOK 94	40	16N	13E	29	Copper River	614346
95	TOK 95	40	16N	13E	28	Copper River	614347
96	TOK 96	160	16N	12E	33	Copper River	614348
97	TOK 97	160	16N	12E	33	Copper River	614349
98	TOK 98	160	16N	12E	34	Copper River	614350
99	TOK 99	40	16N	12E	34	Copper River	614351
100	TOK 100	40	16N	12E	34	Copper River	614352
101	TOK 101	40	16N	12E	34	Copper River	614353
102	TOK 102	40	16N	12E	34	Copper River	614354
103	TOK 103	40	16N	12E	35	Copper River	614355
104	TOK 104	40	16N	12E	35	Copper River	614356
105	TOK 105	40	16N	12E	35	Copper River	614357
106	TOK 106	40	16N	12E	35	Copper River	614358
107	TOK 107	40	16N	12E	35	Copper River	614359
108	TOK 108	40	16N	12E	35	Copper River	614360
109	TOK 109	40	16N	12E	35	Copper River	614361
110	TOK 110	40	16N	12E	36	Copper River	614362
111	TOK 111	40	16N	12E	36	Copper River	614363
112	TOK 112	40	16N	12E	36	Copper River	614364
113	TOK 113	40	16N	12E	36	Copper River	614365
114	TOK 114	160	16N	12E	32	Copper River	614366
115	TOK 115	160	16N	12E	32	Copper River	614367
116	TOK 116	160	16N	12E	33	Copper River	614368

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
117	TOK 117	160	16N	12E	33	Copper River	614369
118	TOK 118	40	16N	12E	34	Copper River	614370
119	TOK 119	40	16N	12E	34	Copper River	614371
120	TOK 120	40	16N	12E	34	Copper River	614372
121	TOK 121	40	16N	12E	34	Copper River	614373
122	TOK 122	40	16N	12E	34	Copper River	614374

EXHIBIT C

REE PROPERTIES

ALT CLAIMS

ALATNA PROJECT, ALASKA

All State of Alaska claims located in the Fairbanks Recording District, Alaska

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL_#
1	ALT 1	160	28N	23W	5	Fairbanks	701674
2	ALT 2	160	28N	23W	5	Fairbanks	701675
3	ALT 3	160	28N	23W	4	Fairbanks	701676
4	ALT 4	160	28N	23W	4	Fairbanks	701677
5	ALT 5	160	28N	23W	3	Fairbanks	701678
6	ALT 6	160	28N	23W	3	Fairbanks	701679
7	ALT 7	160	28N	23W	2	Fairbanks	701680
8	ALT 8	160	28N	23W	8	Fairbanks	701681
9	ALT 9	160	28N	23W	8	Fairbanks	701682
10	ALT 10	160	28N	23W	9	Fairbanks	701683
11	ALT 11	160	28N	23W	9	Fairbanks	701684
12	ALT 12	160	28N	23W	10	Fairbanks	701685
13	ALT 13	160	28N	23W	10	Fairbanks	701686
14	ALT 14	160	28N	23W	11	Fairbanks	701687
15	ALT 15	160	28N	23W	8	Fairbanks	701688
16	ALT 16	160	28N	23W	8	Fairbanks	701689
17	ALT 17	160	28N	23W	9	Fairbanks	701690
18	ALT 18	160	28N	23W	9	Fairbanks	701691
19	ALT 19	160	28N	23W	10	Fairbanks	701692
20	ALT 20	160	28N	23W	10	Fairbanks	701693
21	ALT 21	160	28N	23W	11	Fairbanks	701694
22	ALT 22	160	28N	23W	17	Fairbanks	701695
23	ALT 23	160	28N	23W	17	Fairbanks	701696
24	ALT 24	160	28N	23W	16	Fairbanks	701697
25	ALT 25	160	28N	23W	16	Fairbanks	701698
26	ALT 26	160	28N	23W	15	Fairbanks	701699
27	ALT 27	160	28N	23W	15	Fairbanks	701700
28	ALT 28	160	28N	23W	14	Fairbanks	701701
29	ALT 29	160	28N	23W	17	Fairbanks	701702
30	ALT 30	160	28N	23W	17	Fairbanks	701703
31	ALT 31	160	28N	23W	16	Fairbanks	701704
32	ALT 32	160	28N	23W	16	Fairbanks	701705
33	ALT 33	160	28N	23W	15	Fairbanks	701706

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL_#
34	ALT 34	160	28N	23W	15	Fairbanks	701707
35	ALT 35	160	28N	23W	14	Fairbanks	701708
36	ALT 36	160	28N	23W	20	Fairbanks	701709
37	ALT 37	160	28N	23W	20	Fairbanks	701710
38	ALT 38	160	28N	23W	21	Fairbanks	701711
39	ALT 39	160	28N	23W	21	Fairbanks	701712
40	ALT 40	160	28N	23W	22	Fairbanks	701713
41	ALT 41	160	28N	23W	22	Fairbanks	701714
42	ALT 42	160	28N	23W	23	Fairbanks	701715
43	ALT 43	160	28N	24W	33	Fairbanks	701716
44	ALT 44	160	28N	24W	33	Fairbanks	701717
45	ALT 45	160	28N	24W	34	Fairbanks	701718
46	ALT 46	160	28N	24W	34	Fairbanks	701719
47	ALT 47	160	28N	24W	35	Fairbanks	701720
48	ALT 48	160	28N	24W	35	Fairbanks	701721
49	ALT 49	160	28N	24W	36	Fairbanks	701722
50	ALT 50	160	27N	25W	2	Fairbanks	701723
51	ALT 51	160	27N	25W	2	Fairbanks	701724
52	ALT 52	160	27N	25W	1	Fairbanks	701725
53	ALT 53	160	27N	25W	1	Fairbanks	701726
54	ALT 54	160	27N	24W	6	Fairbanks	701727
55	ALT 55	160	27N	24W	6	Fairbanks	701728
56	ALT 56	160	27N	24W	5	Fairbanks	701729
57	ALT 57	160	27N	24W	5	Fairbanks	701730
58	ALT 58	160	27N	24W	4	Fairbanks	701731
59	ALT 59	160	27N	24W	4	Fairbanks	701732
60	ALT 60	160	27N	24W	3	Fairbanks	701733
61	ALT 61	160	27N	24W	3	Fairbanks	701734
62	ALT 62	160	27N	24W	2	Fairbanks	701735
63	ALT 63	160	27N	24W	2	Fairbanks	701736
64	ALT 64	160	27N	24W	1	Fairbanks	701737
65	ALT 65	160	27N	25W	2	Fairbanks	701738
66	ALT 66	160	27N	25W	2	Fairbanks	701739
67	ALT 67	160	27N	25W	1	Fairbanks	701740
68	ALT 68	160	27N	24W	6	Fairbanks	701741
69	ALT 69	160	27N	24W	5	Fairbanks	701742
70	ALT 70	160	27N	24W	5	Fairbanks	701743
71	ALT 71	160	27N	24W	4	Fairbanks	701744
72	ALT 72	160	27N	24W	4	Fairbanks	701745
73	ALT 73	160	27N	24W	3	Fairbanks	701746
74	ALT 74	160	27N	24W	3	Fairbanks	701747

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL_#
75	ALT 75	160	27N	24W	2	Fairbanks	701748
76	ALT 76	160	27N	24W	2	Fairbanks	701749
77	ALT 77	160	27N	24W	1	Fairbanks	701750
78	ALT 78	160	27N	25W	11	Fairbanks	701751
79	ALT 79	160	27N	25W	11	Fairbanks	701752
80	ALT 80	160	27N	25W	12	Fairbanks	701753
81	ALT 81	160	27N	24W	9	Fairbanks	701754
82	ALT 82	160	27N	24W	10	Fairbanks	701755
83	ALT 83	160	27N	24W	10	Fairbanks	701756
84	ALT 84	160	27N	24W	11	Fairbanks	701757
85	ALT 85	160	27N	24W	11	Fairbanks	701758
86	ALT 86	160	27N	24W	12	Fairbanks	701759
87	ALT 87	160	27N	24W	10	Fairbanks	701760
88	ALT 88	160	27N	24W	10	Fairbanks	701761
89	ALT 89	160	27N	24W	11	Fairbanks	701762
90	ALT 90	160	27N	24W	11	Fairbanks	701763
91	ALT 91	160	27N	24W	12	Fairbanks	701764
92	ALT 92	160	21N	26E	16	Kateel River	701765
93	ALT 93	160	21N	26E	16	Kateel River	701766
94	ALT 94	160	21N	26E	15	Kateel River	701767
95	ALT 95	160	21N	26E	15	Kateel River	701768
96	ALT 96	160	21N	26E	14	Kateel River	701769
97	ALT 97	160	21N	26E	14	Kateel River	701770
98	ALT 98	160	21N	26E	21	Kateel River	701771
99	ALT 99	160	21N	26E	21	Kateel River	701772
100	ALT 100	160	21N	26E	22	Kateel River	701773
101	ALT 101	160	21N	26E	22	Kateel River	701774
102	ALT 102	160	21N	26E	23	Kateel River	701775
103	ALT 103	160	21N	26E	23	Kateel River	701776
104	ALT 104	160	21N	26E	21	Kateel River	701777
105	ALT 105	160	21N	26E	21	Kateel River	701778
106	ALT 106	160	21N	26E	22	Kateel River	701779
107	ALT 107	160	21N	26E	22	Kateel River	701780
108	ALT 108	160	21N	26E	23	Kateel River	701781
109	ALT 109	160	21N	26E	23	Kateel River	701782
110	ALT 110	160	21N	26E	28	Kateel River	701783
111	ALT 111	160	21N	26E	28	Kateel River	701784
112	ALT 112	160	21N	26E	27	Kateel River	701785
113	ALT 113	160	21N	26E	27	Kateel River	701786
114	ALT 114	160	21N	26E	26	Kateel River	701787
115	ALT 115	160	21N	26E	26	Kateel River	701788

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL_#
116	ALT 116	160	21N	26E	28	Kateel River	701789
117	ALT 117	160	21N	26E	28	Kateel River	701790
118	ALT 118	160	21N	26E	27	Kateel River	701791
119	ALT 119	160	21N	26E	27	Kateel River	701792
120	ALT 120	160	21N	26E	26	Kateel River	701793
121	ALT 121	160	21N	26E	26	Kateel River	701794
122	ALT 122	160	21N	26E	33	Kateel River	701795
123	ALT 123	160	21N	26E	33	Kateel River	701796
124	ALT 124	160	21N	26E	34	Kateel River	701797
125	ALT 125	160	21N	26E	34	Kateel River	701798
126	ALT 126	160	21N	26E	35	Kateel River	701799
127	ALT 127	160	21N	26E	35	Kateel River	701800

[Exhibit C continued]

SPK CLAIMS

SPOOKY PROJECT, ALASKA

All State of Alaska claims located in the Fort Gibbon and Rampart Recording Districts, Alaska

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
1	SPK 1	160	11N	18W	27	Fairbanks	615106
2	SPK 2	160	11N	18W	27	Fairbanks	615107
3	SPK 3	160	11N	18W	26	Fairbanks	615108
4	SPK 4	160	11N	18W	26	Fairbanks	615109
5	SPK 5	160	11N	18W	25	Fairbanks	615110
6	SPK 6	160	11N	18W	25	Fairbanks	615111
7	SPK 7	160	11N	17W	30	Fairbanks	615112
8	SPK 8	160	11N	17W	30	Fairbanks	615113
9	SPK 9	160	11N	17W	29	Fairbanks	615114
10	SPK 10	160	11N	17W	29	Fairbanks	615115
11	SPK 11	160	11N	17W	28	Fairbanks	615116
12	SPK 12	160	11N	17W	28	Fairbanks	615117
13	SPK 13	160	11N	18W	27	Fairbanks	615118
14	SPK 14	160	11N	18W	27	Fairbanks	615119
15	SPK 15	160	11N	18W	26	Fairbanks	615120
16	SPK 16	160	11N	18W	26	Fairbanks	615121
17	SPK 17	160	11N	18W	25	Fairbanks	615122
18	SPK 18	160	11N	18W	25	Fairbanks	615123
19	SPK 19	160	11N	17W	30	Fairbanks	615124
20	SPK 20	160	11N	17W	30	Fairbanks	615125
21	SPK 21	160	11N	17W	29	Fairbanks	615126
22	SPK 22	160	11N	17W	29	Fairbanks	615127
23	SPK 23	160	11N	17W	28	Fairbanks	615128
24	SPK 24	160	11N	17W	28	Fairbanks	615129
25	SPK 25	160	11N	18W	32	Fairbanks	615130
26	SPK 26	160	11N	18W	32	Fairbanks	615131
27	SPK 27	160	11N	18W	33	Fairbanks	615132
28	SPK 28	160	11N	18W	33	Fairbanks	615133
29	SPK 29	160	11N	18W	34	Fairbanks	615134
30	SPK 30	160	11N	18W	34	Fairbanks	615135
31	SPK 31	160	11N	18W	35	Fairbanks	615136
32	SPK 32	160	11N	18W	35	Fairbanks	615137
33	SPK 33	160	11N	18W	36	Fairbanks	615138
34	SPK 34	160	11N	18W	36	Fairbanks	615139
35	SPK 35	160	11N	17W	31	Fairbanks	615140

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
36	SPK 36	160	11N	17W	31	Fairbanks	615141
37	SPK 37	160	11N	17W	32	Fairbanks	615142
38	SPK 38	160	11N	17W	32	Fairbanks	615143
39	SPK 39	160	11N	17W	33	Fairbanks	615144
40	SPK 40	160	11N	17W	33	Fairbanks	615145
41	SPK 41	160	11N	17W	34	Fairbanks	615146
42	SPK 42	160	11N	18W	32	Fairbanks	615147
43	SPK 43	160	11N	18W	32	Fairbanks	615148
44	SPK 44	160	11N	18W	33	Fairbanks	615149
45	SPK 45	160	11N	18W	33	Fairbanks	615150
46	SPK 46	160	11N	18W	34	Fairbanks	615151
47	SPK 47	160	11N	18W	34	Fairbanks	615152
48	SPK 48	160	11N	18W	35	Fairbanks	615153
49	SPK 49	160	11N	18W	35	Fairbanks	615154
50	SPK 50	160	11N	18W	36	Fairbanks	615155
51	SPK 51	160	11N	18W	36	Fairbanks	615156
52	SPK 52	160	11N	17W	31	Fairbanks	615157
53	SPK 53	160	11N	17W	31	Fairbanks	615158
54	SPK 54	160	11N	17W	32	Fairbanks	615159
55	SPK 55	160	11N	17W	32	Fairbanks	615160
56	SPK 56	160	11N	17W	33	Fairbanks	615161
57	SPK 57	160	11N	17W	33	Fairbanks	615162
58	SPK 58	160	11N	17W	34	Fairbanks	615163
59	SPK 59	160	10N	18W	5	Fairbanks	615164
60	SPK 60	160	10N	18W	5	Fairbanks	615165
61	SPK 61	160	10N	18W	4	Fairbanks	615166
62	SPK 62	160	10N	18W	4	Fairbanks	615167
63	SPK 63	160	10N	18W	3	Fairbanks	615168
64	SPK 64	160	10N	18W	3	Fairbanks	615169
65	SPK 65	160	10N	18W	2	Fairbanks	615170
66	SPK 66	160	10N	18W	2	Fairbanks	615171
67	SPK 67	160	10N	18W	1	Fairbanks	615172
68	SPK 68	160	10N	18W	1	Fairbanks	615173
69	SPK 69	160	10N	17W	6	Fairbanks	615174
70	SPK 70	160	10N	17W	6	Fairbanks	615175
71	SPK 71	160	10N	17W	5	Fairbanks	615176
72	SPK 72	160	10N	17W	5	Fairbanks	615177
73	SPK 73	160	10N	17W	4	Fairbanks	615178
74	SPK 74	160	10N	17W	4	Fairbanks	615179
75	SPK 75	160	10N	17W	3	Fairbanks	615180
76	SPK 76	160	10N	17W	3	Fairbanks	615181

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
77	SPK 77	160	10N	18W	5	Fairbanks	615182
78	SPK 78	160	10N	18W	5	Fairbanks	615183
79	SPK 79	160	10N	18W	4	Fairbanks	615184
80	SPK 80	160	10N	18W	4	Fairbanks	615185
81	SPK 81	160	10N	18W	3	Fairbanks	615186
82	SPK 82	160	10N	18W	3	Fairbanks	615187
83	SPK 83	160	10N	18W	2	Fairbanks	615188
84	SPK 84	160	10N	18W	2	Fairbanks	615189
85	SPK 85	160	10N	18W	1	Fairbanks	615190
86	SPK 86	160	10N	18W	1	Fairbanks	615191
87	SPK 87	160	10N	17W	6	Fairbanks	615192
88	SPK 88	160	10N	17W	6	Fairbanks	615193
89	SPK 89	160	10N	17W	5	Fairbanks	615194
90	SPK 90	160	10N	17W	5	Fairbanks	615195
91	SPK 91	160	10N	17W	4	Fairbanks	615196
92	SPK 92	160	10N	17W	4	Fairbanks	615197
93	SPK 93	160	10N	17W	3	Fairbanks	615198
94	SPK 94	160	10N	17W	3	Fairbanks	615199
95	SPK 95	160	10N	18W	8	Fairbanks	615200
96	SPK 96	160	10N	18W	8	Fairbanks	615201
97	SPK 97	160	10N	18W	9	Fairbanks	615202
98	SPK 98	160	10N	18W	9	Fairbanks	615203
99	SPK 99	160	10N	18W	10	Fairbanks	615204
100	SPK 100	160	10N	18W	10	Fairbanks	615205
101	SPK 101	160	10N	18W	11	Fairbanks	615206
102	SPK 102	160	10N	18W	11	Fairbanks	615207
103	SPK 103	160	10N	18W	12	Fairbanks	615208
104	SPK 104	160	10N	18W	12	Fairbanks	615209
105	SPK 105	160	10N	17W	7	Fairbanks	615210
106	SPK 106	160	10N	17W	7	Fairbanks	615211
107	SPK 107	160	10N	17W	8	Fairbanks	615212
108	SPK 108	160	10N	17W	8	Fairbanks	615213
109	SPK 109	160	10N	17W	9	Fairbanks	615214
110	SPK 110	160	10N	17W	9	Fairbanks	615215
111	SPK 111	160	10N	17W	10	Fairbanks	615216
112	SPK 112	160	10N	17W	10	Fairbanks	615217
113	SPK 113	160	10N	18W	8	Fairbanks	615218
114	SPK 114	160	10N	18W	8	Fairbanks	615219
115	SPK 115	160	10N	18W	9	Fairbanks	615220
116	SPK 116	160	10N	18W	9	Fairbanks	615221
117	SPK 117	160	10N	18W	10	Fairbanks	615222

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
118	SPK 118	160	10N	18W	10	Fairbanks	615223
119	SPK 119	160	10N	18W	11	Fairbanks	615224
120	SPK 120	160	10N	18W	11	Fairbanks	615225
121	SPK 121	160	10N	18W	12	Fairbanks	615226
122	SPK 122	160	10N	18W	12	Fairbanks	615227
123	SPK 123	160	10N	17W	7	Fairbanks	615228
124	SPK 124	160	10N	17W	7	Fairbanks	615229
125	SPK 125	160	10N	17W	8	Fairbanks	615230
126	SPK 126	160	10N	17W	8	Fairbanks	615231
127	SPK 127	160	10N	17W	9	Fairbanks	615232
128	SPK 128	160	10N	17W	9	Fairbanks	615233
129	SPK 129	160	10N	17W	10	Fairbanks	615234
130	SPK 130	160	10N	17W	10	Fairbanks	615235
131	SPK 131	160	10N	18W	17	Fairbanks	615236
132	SPK 132	160	10N	18W	17	Fairbanks	615237
133	SPK 133	160	10N	18W	16	Fairbanks	615238
134	SPK 134	160	10N	18W	16	Fairbanks	615239
135	SPK 135	160	10N	18W	15	Fairbanks	615240
136	SPK 136	160	10N	18W	15	Fairbanks	615241
137	SPK 137	160	10N	18W	14	Fairbanks	615242
138	SPK 138	160	10N	18W	14	Fairbanks	615243
139	SPK 139	160	10N	18W	13	Fairbanks	615244
140	SPK 140	160	10N	18W	13	Fairbanks	615245
141	SPK 141	160	10N	17W	18	Fairbanks	615246
142	SPK 142	160	10N	17W	18	Fairbanks	615247
143	SPK 143	160	10N	17W	17	Fairbanks	615248
144	SPK 144	160	10N	17W	17	Fairbanks	615249
145	SPK 145	160	10N	17W	16	Fairbanks	615250
146	SPK 146	160	10N	17W	16	Fairbanks	615251
147	SPK 147	160	10N	17W	15	Fairbanks	615252
148	SPK 148	160	10N	17W	15	Fairbanks	615253
149	SPK 149	160	10N	18W	17	Fairbanks	615254
150	SPK 150	160	10N	18W	17	Fairbanks	615255
151	SPK 151	160	10N	18W	16	Fairbanks	615256
152	SPK 152	160	10N	18W	16	Fairbanks	615257
153	SPK 153	160	10N	18W	15	Fairbanks	615258
154	SPK 154	160	10N	18W	15	Fairbanks	615259
155	SPK 155	160	10N	18W	14	Fairbanks	615260
156	SPK 156	160	10N	18W	14	Fairbanks	615261
157	SPK 157	160	10N	18W	13	Fairbanks	615262
158	SPK 158	160	10N	18W	13	Fairbanks	615263

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
159	SPK 159	160	10N	17W	18	Fairbanks	615264
160	SPK 160	160	10N	17W	18	Fairbanks	615265
161	SPK 161	160	10N	17W	17	Fairbanks	615266
162	SPK 162	160	10N	17W	17	Fairbanks	615267
163	SPK 163	160	10N	17W	16	Fairbanks	615268
164	SPK 164	160	10N	17W	16	Fairbanks	615269
165	SPK 165	160	10N	17W	15	Fairbanks	615270
166	SPK 166	160	10N	17W	15	Fairbanks	615271

[Exhibit C continued]

WLF CLAIMS

WOLF PROJECT, ALASKA

All State of Alaska claims located in the Fort Gibbon Recording District, Alaska

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
1	WLF 1	160	2S	23E	7	Kateel River	701959
2	WLF 2	160	2S	23E	7	Kateel River	701960
3	WLF 3	160	2S	23E	8	Kateel River	701961
4	WLF 4	160	2S	23E	8	Kateel River	701962
5	WLF 5	160	2S	23E	9	Kateel River	701963
6	WLF 6	160	2S	23E	9	Kateel River	701964
7	WLF 7	160	2S	23E	10	Kateel River	701965
8	WLF 8	160	2S	23E	10	Kateel River	701966
9	WLF 9	160	2S	23E	11	Kateel River	701967
10	WLF 10	160	2S	23E	11	Kateel River	701968
11	WLF 11	160	2S	23E	12	Kateel River	701969
12	WLF 12	160	2S	23E	12	Kateel River	701970
13	WLF 13	160	2S	24E	7	Kateel River	701971
14	WLF 14	160	2S	24E	7	Kateel River	701972
15	WLF 15	160	2S	24E	8	Kateel River	701973
16	WLF 16	160	2S	24E	8	Kateel River	701974
17	WLF 17	160	2S	23E	7	Kateel River	701975
18	WLF 18	160	2S	23E	7	Kateel River	701976
19	WLF 19	160	2S	23E	8	Kateel River	701977
20	WLF 20	160	2S	23E	8	Kateel River	701978
21	WLF 21	160	2S	23E	9	Kateel River	701979
22	WLF 22	160	2S	23E	9	Kateel River	701980
23	WLF 23	160	2S	23E	10	Kateel River	701981
24	WLF 24	160	2S	23E	10	Kateel River	701982
25	WLF 25	160	2S	23E	11	Kateel River	701983
26	WLF 26	160	2S	23E	11	Kateel River	701984
27	WLF 27	160	2S	23E	12	Kateel River	701985
28	WLF 28	160	2S	23E	12	Kateel River	701986
29	WLF 29	160	2S	24E	7	Kateel River	701987
30	WLF 30	160	2S	24E	7	Kateel River	701988
31	WLF 31	160	2S	24E	8	Kateel River	701989
32	WLF 32	160	2S	24E	8	Kateel River	701990
33	WLF 33	160	2S	23E	18	Kateel River	701991
34	WLF 34	160	2S	23E	18	Kateel River	701992
35	WLF 35	160	2S	23E	17	Kateel River	701993
36	WLF 36	160	2S	23E	17	Kateel River	701994

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
37	WLF 37	160	2S	23E	16	Kateel River	701995
38	WLF 38	160	2S	23E	16	Kateel River	701996
39	WLF 39	160	2S	23E	15	Kateel River	701997
40	WLF 40	160	2S	23E	15	Kateel River	701998
41	WLF 41	160	2S	23E	14	Kateel River	701999
42	WLF 42	160	2S	23E	14	Kateel River	702000
43	WLF 43	160	2S	23E	13	Kateel River	702001
44	WLF 44	160	2S	23E	13	Kateel River	702002
45	WLF 45	160	2S	24E	18	Kateel River	702003
46	WLF 46	160	2S	24E	18	Kateel River	702004
47	WLF 47	160	2S	24E	17	Kateel River	702005
48	WLF 48	160	2S	24E	17	Kateel River	702006
49	WLF 49	160	2S	23E	18	Kateel River	702007
50	WLF 50	160	2S	23E	18	Kateel River	702008
51	WLF 51	160	2S	23E	17	Kateel River	702009
52	WLF 52	160	2S	23E	17	Kateel River	702010
53	WLF 53	160	2S	23E	16	Kateel River	702011
54	WLF 54	160	2S	23E	16	Kateel River	702012
55	WLF 55	160	2S	23E	15	Kateel River	702013
56	WLF 56	160	2S	23E	15	Kateel River	702014
57	WLF 57	160	2S	23E	14	Kateel River	702015
58	WLF 58	160	2S	23E	14	Kateel River	702016
59	WLF 59	160	2S	23E	13	Kateel River	702017
60	WLF 60	160	2S	23E	13	Kateel River	702018
61	WLF 61	160	2S	24E	18	Kateel River	702019
62	WLF 62	160	2S	24E	18	Kateel River	702020
63	WLF 63	160	2S	24E	17	Kateel River	702021
64	WLF 64	160	2S	24E	17	Kateel River	702022
65	WLF 65	160	2S	23E	19	Kateel River	702023
66	WLF 66	160	2S	23E	19	Kateel River	702024
67	WLF 67	160	2S	23E	20	Kateel River	702025
68	WLF 68	160	2S	23E	20	Kateel River	702026
69	WLF 69	160	2S	23E	21	Kateel River	702027
70	WLF 70	160	2S	23E	21	Kateel River	702028
71	WLF 71	160	2S	23E	22	Kateel River	702029
72	WLF 72	160	2S	23E	22	Kateel River	702030
73	WLF 73	160	2S	23E	23	Kateel River	702031
74	WLF 74	160	2S	23E	23	Kateel River	702032
75	WLF 75	160	2S	23E	24	Kateel River	702033
76	WLF 76	160	2S	23E	24	Kateel River	702034
77	WLF 77	160	2S	24E	19	Kateel River	702035

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
78	WLF 78	160	2S	24E	19	Kateel River	702036
79	WLF 79	160	2S	24E	20	Kateel River	702037
80	WLF 80	160	2S	24E	20	Kateel River	702038
81	WLF 81	160	2S	23E	19	Kateel River	702039
82	WLF 82	160	2S	23E	19	Kateel River	702040
83	WLF 83	160	2S	23E	20	Kateel River	702041
84	WLF 84	160	2S	23E	20	Kateel River	702042
85	WLF 85	160	2S	23E	21	Kateel River	702043
86	WLF 86	160	2S	23E	21	Kateel River	702044
87	WLF 87	160	2S	23E	22	Kateel River	702045
88	WLF 88	160	2S	23E	22	Kateel River	702046
89	WLF 89	160	2S	23E	23	Kateel River	702047
90	WLF 90	160	2S	23E	23	Kateel River	702048
91	WLF 91	160	2S	23E	24	Kateel River	702049
92	WLF 92	160	2S	23E	24	Kateel River	702050
93	WLF 93	160	2S	24E	19	Kateel River	702051
94	WLF 94	160	2S	24E	19	Kateel River	702052
95	WLF 95	160	2S	24E	20	Kateel River	702053
96	WLF 96	160	2S	24E	20	Kateel River	702054
97	WLF 97	160	2S	23E	30	Kateel River	702055
98	WLF 98	160	2S	23E	30	Kateel River	702056
99	WLF 99	160	2S	23E	29	Kateel River	702057
100	WLF 100	160	2S	23E	29	Kateel River	702058
101	WLF 101	160	2S	23E	28	Kateel River	702059
102	WLF 102	160	2S	23E	28	Kateel River	702060
103	WLF 103	160	2S	23E	27	Kateel River	702061
104	WLF 104	160	2S	23E	27	Kateel River	702062
105	WLF 105	160	2S	23E	26	Kateel River	702063
106	WLF 106	160	2S	23E	26	Kateel River	702064
107	WLF 107	160	2S	23E	25	Kateel River	702065
108	WLF 108	160	2S	23E	25	Kateel River	702066
109	WLF 109	160	2S	24E	30	Kateel River	702067
110	WLF 110	160	2S	24E	30	Kateel River	702068
111	WLF 111	160	2S	24E	29	Kateel River	702069
112	WLF 112	160	2S	24E	29	Kateel River	702070
113	WLF 113	160	2S	23E	30	Kateel River	702071
114	WLF 114	160	2S	23E	30	Kateel River	702072
115	WLF 115	160	2S	23E	29	Kateel River	702073
116	WLF 116	160	2S	23E	29	Kateel River	702074
117	WLF 117	160	2S	23E	28	Kateel River	702075
118	WLF 118	160	2S	23E	28	Kateel River	702076

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
119	WLF 119	160	2S	23E	27	Kateel River	702077
120	WLF 120	160	2S	23E	27	Kateel River	702078
121	WLF 121	160	2S	23E	26	Kateel River	702079
122	WLF 122	160	2S	23E	26	Kateel River	702080
123	WLF 123	160	2S	23E	25	Kateel River	702081
124	WLF 124	160	2S	23E	25	Kateel River	702082
125	WLF 125	160	2S	24E	30	Kateel River	702083
126	WLF 126	160	2S	24E	30	Kateel River	702084
127	WLF 127	160	2S	24E	29	Kateel River	702085
128	WLF 128	160	2S	24E	29	Kateel River	702086
129	WLF 129	160	2S	23E	31	Kateel River	702087
130	WLF 130	160	2S	23E	31	Kateel River	702088
131	WLF 131	160	2S	23E	32	Kateel River	702089
132	WLF 132	160	2S	23E	32	Kateel River	702090
133	WLF 133	160	2S	23E	33	Kateel River	702091
134	WLF 134	160	2S	23E	33	Kateel River	702092
135	WLF 135	160	2S	23E	34	Kateel River	702093
136	WLF 136	160	2S	23E	34	Kateel River	702094
137	WLF 137	160	2S	23E	35	Kateel River	702095
138	WLF 138	160	2S	23E	35	Kateel River	702096
139	WLF 139	160	2S	23E	36	Kateel River	702097
140	WLF 140	160	2S	23E	36	Kateel River	702098
141	WLF 141	160	2S	24E	31	Kateel River	702099
142	WLF 142	160	2S	24E	31	Kateel River	702100
143	WLF 143	160	2S	24E	32	Kateel River	702101
144	WLF 144	160	2S	24E	32	Kateel River	702102
145	WLF 145	160	2S	23E	31	Kateel River	702103
146	WLF 146	160	2S	23E	31	Kateel River	702104
147	WLF 147	160	2S	23E	32	Kateel River	702105
148	WLF 148	160	2S	23E	32	Kateel River	702106
149	WLF 149	160	2S	23E	33	Kateel River	702107
150	WLF 150	160	2S	23E	33	Kateel River	702108
151	WLF 151	160	2S	23E	34	Kateel River	702109
152	WLF 152	160	2S	23E	34	Kateel River	702110
153	WLF 153	160	2S	23E	35	Kateel River	702111
154	WLF 154	160	2S	23E	35	Kateel River	702112
155	WLF 155	160	2S	23E	36	Kateel River	702113
156	WLF 156	160	2S	23E	36	Kateel River	702114
157	WLF 157	160	2S	24E	31	Kateel River	702115
158	WLF 158	160	2S	24E	31	Kateel River	702116
159	WLF 159	160	2S	24E	32	Kateel River	702117

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
160	WLF 160	160	2S	24E	32	Kateel River	702118
161	WLF 161	160	3S	23E	6	Kateel River	702119
162	WLF 162	160	3S	23E	6	Kateel River	702120
163	WLF 163	160	3S	23E	5	Kateel River	702121
164	WLF 164	160	3S	23E	5	Kateel River	702122
165	WLF 165	160	3S	23E	4	Kateel River	702123
166	WLF 166	160	3S	23E	4	Kateel River	702124
167	WLF 167	160	3S	23E	3	Kateel River	702125
168	WLF 168	160	3S	23E	3	Kateel River	702126
169	WLF 169	160	3S	23E	2	Kateel River	702127
170	WLF 170	160	3S	23E	2	Kateel River	702128
171	WLF 171	160	3S	23E	1	Kateel River	702129
172	WLF 172	160	3S	23E	1	Kateel River	702130
173	WLF 173	160	3S	24E	6	Kateel River	702131
174	WLF 174	160	3S	24E	6	Kateel River	702132
175	WLF 175	160	3S	24E	5	Kateel River	702133
176	WLF 176	160	3S	24E	5	Kateel River	702134
177	WLF 177	160	3S	23E	6	Kateel River	702135
178	WLF 178	160	3S	23E	6	Kateel River	702136
179	WLF 179	160	3S	23E	5	Kateel River	702137
180	WLF 180	160	3S	23E	5	Kateel River	702138
181	WLF 181	160	3S	23E	4	Kateel River	702139
182	WLF 182	160	3S	23E	4	Kateel River	702140
183	WLF 183	160	3S	23E	3	Kateel River	702141
184	WLF 184	160	3S	23E	3	Kateel River	702142
185	WLF 185	160	3S	23E	2	Kateel River	702143
186	WLF 186	160	3S	23E	2	Kateel River	702144
187	WLF 187	160	3S	23E	1	Kateel River	702145
188	WLF 188	160	3S	23E	1	Kateel River	702146
189	WLF 189	160	3S	24E	6	Kateel River	702147
190	WLF 190	160	3S	24E	6	Kateel River	702148
191	WLF 191	160	3S	24E	5	Kateel River	702149
192	WLF 192	160	3S	24E	5	Kateel River	702150
193	WLF 193	160	3S	23E	7	Kateel River	702151
194	WLF 194	160	3S	23E	7	Kateel River	702152
195	WLF 195	160	3S	23E	8	Kateel River	702153
196	WLF 196	160	3S	23E	8	Kateel River	702154
197	WLF 197	160	3S	23E	9	Kateel River	702155
198	WLF 198	160	3S	23E	9	Kateel River	702156
199	WLF 199	160	3S	23E	7	Kateel River	702157
200	WLF 200	160	3S	23E	7	Kateel River	702158

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
201	WLF 201	160	3S	23E	8	Kateel River	702159
202	WLF 202	160	3S	23E	8	Kateel River	702160

[Exhibit C continued]

SWF CLAIMS

SWIFT PROJECT, ALASKA

All State of Alaska claims located in the Kuskokwim Recording District, Alaska

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
1	SWF 17	160	17N	28W	24	Seward	701801
2	SWF 18	160	17N	28W	24	Seward	701802
3	SWF 19	160	17N	27W	19	Seward	701803
4	SWF 20	160	17N	27W	19	Seward	701804
5	SWF 21	160	17N	27W	20	Seward	701805
6	SWF 22	160	17N	28W	24	Seward	701806
7	SWF 23	160	17N	28W	24	Seward	701807
8	SWF 24	160	17N	27W	19	Seward	701808
9	SWF 25	160	17N	27W	19	Seward	701809
10	SWF 26	160	17N	27W	20	Seward	701810
11	SWF 27	160	17N	27W	20	Seward	701811
12	SWF 28	160	17N	28W	25	Seward	701812
13	SWF 29	160	17N	28W	25	Seward	701813
14	SWF 30	160	17N	27W	30	Seward	701814
15	SWF 31	160	17N	27W	30	Seward	701815
16	SWF 32	160	17N	27W	29	Seward	701816
17	SWF 33	160	17N	27W	29	Seward	701817
18	SWF 34	160	17N	28W	25	Seward	701818
19	SWF 35	160	17N	28W	25	Seward	701819
20	SWF 36	160	17N	27W	30	Seward	701820
21	SWF 37	160	17N	27W	30	Seward	701821
22	SWF 38	160	17N	27W	29	Seward	701822
23	SWF 39	160	17N	27W	29	Seward	701823
24	SWF 40	160	17N	27W	28	Seward	701824
25	SWF 41	160	17N	28W	36	Seward	701825
26	SWF 42	160	17N	28W	36	Seward	701826
27	SWF 43	160	17N	27W	31	Seward	701827
28	SWF 44	160	17N	27W	31	Seward	701828
29	SWF 45	160	17N	27W	32	Seward	701829
30	SWF 46	160	17N	27W	32	Seward	701830
31	SWF 47	160	17N	27W	33	Seward	701831
32	SWF 48	160	17N	27W	33	Seward	701832
33	SWF 49	160	17N	28W	36	Seward	701833
34	SWF 50	160	17N	28W	36	Seward	701834
35	SWF 51	160	17N	27W	31	Seward	701835
36	SWF 52	160	17N	27W	31	Seward	701836

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
37	SWF 53	160	17N	27W	32	Seward	701837
38	SWF 54	160	17N	27W	32	Seward	701838
39	SWF 55	160	17N	27W	33	Seward	701839
40	SWF 56	160	17N	27W	33	Seward	701840
41	SWF 57	160	17N	27W	34	Seward	701841
42	SWF 145	160	16N	27W	19	Seward	701842
43	SWF 146	160	16N	27W	19	Seward	701843
44	SWF 147	160	16N	27W	20	Seward	701844
45	SWF 148	160	16N	27W	20	Seward	701845
46	SWF 149	160	16N	27W	21	Seward	701846
47	SWF 150	160	16N	27W	21	Seward	701847
48	SWF 151	160	16N	27W	22	Seward	701848
49	SWF 155	160	16N	28W	22	Seward	701849
50	SWF 156	160	16N	28W	22	Seward	701850
51	SWF 157	160	16N	28W	23	Seward	701851
52	SWF 158	160	16N	28W	23	Seward	701852
53	SWF 159	160	16N	28W	24	Seward	701853
54	SWF 160	160	16N	28W	24	Seward	701854
55	SWF 161	160	16N	27W	19	Seward	701855
56	SWF 162	160	16N	27W	19	Seward	701856
57	SWF 163	160	16N	27W	20	Seward	701857
58	SWF 164	160	16N	27W	20	Seward	701858
59	SWF 165	160	16N	27W	21	Seward	701859
60	SWF 166	160	16N	27W	21	Seward	701860
61	SWF 167	160	16N	27W	22	Seward	701861
62	SWF 171	160	16N	28W	27	Seward	701862
63	SWF 172	160	16N	28W	27	Seward	701863
64	SWF 173	160	16N	28W	26	Seward	701864
65	SWF 174	160	16N	28W	26	Seward	701865
66	SWF 175	160	16N	28W	25	Seward	701866
67	SWF 176	160	16N	28W	25	Seward	701867
68	SWF 177	160	16N	27W	30	Seward	701868
69	SWF 178	160	16N	27W	30	Seward	701869
70	SWF 179	160	16N	27W	29	Seward	701870
71	SWF 180	160	16N	27W	29	Seward	701871
72	SWF 181	160	16N	27W	28	Seward	701872
73	SWF 182	160	16N	27W	28	Seward	701873
74	SWF 183	160	16N	27W	27	Seward	701874
75	SWF 187	160	16N	28W	27	Seward	701875
76	SWF 188	160	16N	28W	27	Seward	701876
77	SWF 189	160	16N	28W	26	Seward	701877

No.	Claim Name	Acres	Township	Range	Section	Meridian	ADL #
78	SWF 190	160	16N	28W	26	Seward	701878
79	SWF 191	160	16N	28W	25	Seward	701879
80	SWF 192	160	16N	28W	25	Seward	701880
81	SWF 193	160	16N	27W	30	Seward	701881
82	SWF 194	160	16N	27W	30	Seward	701882
83	SWF 195	160	16N	27W	29	Seward	701883
84	SWF 196	160	16N	27W	29	Seward	701884
85	SWF 197	160	16N	27W	28	Seward	701885
86	SWF 198	160	16N	27W	28	Seward	701886
87	SWF 199	160	16N	27W	27	Seward	701887
88	SWF 203	160	16N	28W	34	Seward	701888
89	SWF 204	160	16N	28W	34	Seward	701889
90	SWF 205	160	16N	28W	35	Seward	701890
91	SWF 206	160	16N	28W	35	Seward	701891
92	SWF 207	160	16N	28W	36	Seward	701892
93	SWF 208	160	16N	28W	36	Seward	701893
94	SWF 209	160	16N	27W	31	Seward	701894
95	SWF 210	160	16N	27W	31	Seward	701895
96	SWF 211	160	16N	27W	32	Seward	701896
97	SWF 212	160	16N	27W	32	Seward	701897
98	SWF 213	160	16N	27W	33	Seward	701898
99	SWF 214	160	16N	27W	33	Seward	701899
100	SWF 215	160	16N	27W	34	Seward	701900
101	SWF 219	160	16N	28W	34	Seward	701901
102	SWF 220	160	16N	28W	34	Seward	701902
103	SWF 221	160	16N	28W	35	Seward	701903
104	SWF 222	160	16N	28W	35	Seward	701904
105	SWF 223	160	16N	28W	36	Seward	701905
106	SWF 224	160	16N	28W	36	Seward	701906
107	SWF 225	160	16N	27W	31	Seward	701907
108	SWF 226	160	16N	27W	31	Seward	701908
109	SWF 227	160	16N	27W	32	Seward	701909
110	SWF 228	160	16N	27W	32	Seward	701910
111	SWF 229	160	16N	27W	33	Seward	701911
112	SWF 230	160	16N	27W	33	Seward	701912
113	SWF 231	160	16N	27W	34	Seward	701913

[Exhibit C continued]

SAL CLAIMS

SALMON BAY PROJECT, ALASKA

All unpatented Federal lode claims located in the Petersburg Recording District, Alaska

No.	Claim Name	Acres	Township	Range	Section	Meridian	AA #
1	SAL 1	20	64S	78E	11	Copper River	92532
2	SAL 2	20	64S	78E	11	Copper River	92533
3	SAL 3	20	64S	78E	10	Copper River	92534
4	SAL 4	20	64S	78E	11	Copper River	92535
5	SAL 5	20	64S	78E	10	Copper River	92536
6	SAL 6	20	64S	78E	11	Copper River	92537
7	SAL 7	20	64S	78E	11	Copper River	92538
8	SAL 8	20	64S	78E	10	Copper River	92539
9	SAL 9	20	64S	78E	11	Copper River	92540
10	SAL 10	20	64S	78E	11	Copper River	92541
11	SAL 11	20	64S	78E	11	Copper River	92542
12	SAL 12	20	64S	78E	10	Copper River	92543
13	SAL 13	20	64S	78E	11	Copper River	92544
14	SAL 14	20	64S	78E	11	Copper River	92545
15	SAL 15	20	64S	78E	11	Copper River	92546
16	SAL 16	20	64S	78E	12	Copper River	92547
17	SAL 17	20	64S	78E	14	Copper River	92548
18	SAL 18	20	64S	78E	13	Copper River	92549
19	SAL 19	20	64S	78E	13	Copper River	92550
20	SAL 20	20	64S	78E	14	Copper River	92551
21	SAL 21	20	64S	78E	13	Copper River	92552
22	SAL 22	20	64S	78E	14	Copper River	92553
23	SAL 23	20	64S	78E	13	Copper River	92554
24	SAL 24	20	64S	78E	13	Copper River	92555
25	SAL 25	20	64S	78E	14	Copper River	92556
26	SAL 26	20	64S	78E	13	Copper River	92557
27	SAL 27	20	64S	78E	13	Copper River	92558
28	SAL 28	20	64S	78E	14	Copper River	92559
29	SAL 29	20	64S	78E	13	Copper River	92560
30	SAL 30	20	64S	78E	13	Copper River	92561
31	SAL 31	20	64S	78E	14	Copper River	92562
32	SAL 32	20	64S	78E	13	Copper River	92563
33	SAL 33	20	64S	78E	13	Copper River	92564
34	SAL 34	20	64S	78E	13	Copper River	92565
35	SAL 35	20	64S	78E	14	Copper River	92566
36	SAL 36	20	64S	78E	14	Copper River	92567
37	SAL 37	20	64S	78E	13	Copper River	92568
38	SAL 38	20	64S	78E	13	Copper River	92569
39	SAL 39	20	64S	78E	13	Copper River	92570
40	SAL 40	20	64S	78E	14	Copper River	92571

No.	Claim Name	Acres	Township	Range	Section	Meridian	AA #
41	SAL 41	20	64S	78E	14	Copper River	92572
42	SAL 42	20	64S	78E	13	Copper River	92573
43	SAL 43	20	64S	78E	13	Copper River	92574
44	SAL 44	20	64S	78E	13	Copper River	92575
45	SAL 45	20	64S	78E	14	Copper River	92576
46	SAL 46	20	64S	78E	14	Copper River	92577
47	SAL 47	20	64S	78E	13	Copper River	92578
48	SAL 48	20	64S	78E	13	Copper River	92579
49	SAL 49	20	64S	78E	13	Copper River	92580
50	SAL 50	20	64S	78E	23	Copper River	92581
51	SAL 51	20	64S	78E	23	Copper River	92582
52	SAL 52	20	64S	78E	24	Copper River	92583
53	SAL 53	20	64S	78E	24	Copper River	92584
54	SAL 54	20	64S	78E	24	Copper River	92585
55	SAL 55	20	64S	78E	23	Copper River	92586
56	SAL 56	20	64S	78E	23	Copper River	92587
57	SAL 57	20	64S	78E	24	Copper River	92588
58	SAL 58	20	64S	78E	24	Copper River	92589
59	SAL 59	20	64S	78E	24	Copper River	92590
60	SAL 60	20	64S	78E	23	Copper River	92591
61	SAL 61	20	64S	78E	23	Copper River	92592
62	SAL 62	20	64S	78E	24	Copper River	92593
63	SAL 63	20	64S	78E	24	Copper River	92594
64	SAL 64	20	64S	78E	24	Copper River	92595
65	SAL 65	20	64S	78E	23	Copper River	92596
66	SAL 66	20	64S	78E	23	Copper River	92597
67	SAL 67	20	64S	78E	24	Copper River	92598
68	SAL 68	20	64S	78E	24	Copper River	92599
69	SAL 69	20	64S	78E	24	Copper River	92600
70	SAL 70	20	64S	78E	25	Copper River	92601
71	SAL 71	20	64S	78E	25	Copper River	92602
72	SAL 72	20	64S	78E	25	Copper River	92603
73	SAL 73	20	64S	79E	30	Copper River	92604
74	SAL 74	20	64S	78E	25	Copper River	92605
75	SAL 75	20	64S	78E	25	Copper River	92606
76	SAL 76	20	64S	78E	25	Copper River	92607
77	SAL 77	20	64S	79E	30	Copper River	92608
78	SAL 78	20	64S	78E	25	Copper River	92609
79	SAL 79	20	64S	78E	25	Copper River	92610
80	SAL 80	20	64S	78E	25	Copper River	92611
81	SAL 81	20	64S	79E	30	Copper River	92612
82	SAL 82	20	64S	78E	25	Copper River	92613
83	SAL 83	20	64S	78E	25	Copper River	92614
84	SAL 84	20	64S	78E	25	Copper River	92615
85	SAL 85	20	64S	79E	30	Copper River	92616
86	SAL 86	20	64S	79E	30	Copper River	92617

No.	Claim Name	Acres	Township	Range	Section	Meridian	AA #
87	SAL 87	20	64S	78E	25	Copper River	92618
88	SAL 88	20	64S	78E	25	Copper River	92619
89	SAL 89	20	64S	78E	25	Copper River	92620
90	SAL 90	20	64S	79E	30	Copper River	92621
91	SAL 91	20	64S	78E	25	Copper River	92622
92	SAL 92	20	64S	78E	25	Copper River	92623
93	SAL 93	20	64S	78E	25	Copper River	92624
94	SAL 94	20	64S	79E	30	Copper River	92625
95	SAL 95	20	64S	78E	25	Copper River	92626
96	SAL 96	20	64S	78E	25	Copper River	92627
97	SAL 97	20	64S	78E	25	Copper River	92628
98	SAL 98	20	64S	79E	30	Copper River	92629
99	SAL 99	20	64S	79E	30	Copper River	92630
100	SAL 100	20	64S	78E	25	Copper River	92631
101	SAL 101	20	64S	78E	25	Copper River	92632
102	SAL 102	20	64S	78E	25	Copper River	92633
103	SAL 103	20	64S	79E	30	Copper River	92634
104	SAL 104	20	64S	79E	31	Copper River	92635
105	SAL 105	20	64S	79E	31	Copper River	92636
106	SAL 106	20	64S	79E	31	Copper River	92637
107	SAL 107	20	64S	79E	31	Copper River	92638
108	SAL 108	20	64S	79E	31	Copper River	92639
109	SAL 109	20	64S	79E	31	Copper River	92640
110	SAL 110	20	64S	79E	31	Copper River	92641
111	SAL 111	20	64S	79E	32	Copper River	92642
112	SAL 112	20	64S	79E	31	Copper River	92643
113	SAL 113	20	64S	79E	31	Copper River	92644
114	SAL 114	20	64S	79E	31	Copper River	92645
115	SAL 115	20	64S	79E	32	Copper River	92646
116	SAL 116	20	64S	79E	31	Copper River	92647
117	SAL 117	20	64S	79E	31	Copper River	92648
118	SAL 118	20	64S	79E	31	Copper River	92649
119	SAL 119	20	64S	79E	32	Copper River	92650
120	SAL 120	20	64S	79E	31	Copper River	92651
121	SAL 121	20	64S	79E	31	Copper River	92652
122	SAL 122	20	64S	79E	31	Copper River	92653
123	SAL 123	20	64S	79E	32	Copper River	92654
124	SAL 124	20	64S	79E	31	Copper River	92655
125	SAL 125	20	64S	79E	31	Copper River	92656
126	SAL 126	20	64S	79E	31	Copper River	92657
127	SAL 127	20	65S	79E	1	Copper River	92658

[Exhibit C continued]

GB, MC and SR CLAIMS

STONE ROCK BAY PROJECT, ALASKA

All unpatented Federal lode a claims located in the Ketchikan Recording District, Alaska

No.	Claim Name	Acres	Township	Range	Section	Meridian	AA #
1	GB 1	20	81S	90E	21	Copper River	92522
2	GB 2	20	81S	90E	21	Copper River	92523
3	GB 3	20	81S	90E	21	Copper River	92524
4	GB 4	20	81S	90E	21	Copper River	92525
5	GB 5	20	81S	90E	28	Copper River	92526
6	GB 6	20	81S	90E	28	Copper River	92527
7	GB 7	20	81S	90E	28	Copper River	92528
8	GB 8	20	81S	90E	28	Copper River	92529
9	GB 9	20	81S	90E	28	Copper River	92530
10	GB 10	20	81S	90E	28	Copper River	92531
11	MC 1	20	82S	90E	4	Copper River	92483
12	MC 2	20	82S	90E	4	Copper River	92484
13	MC 3	20	82S	90E	4	Copper River	92485
14	MC 4	20	82S	90E	4	Copper River	92486
15	MC 5	20	82S	90E	4	Copper River	92487
16	MC 6	20	82S	90E	4	Copper River	92488
17	MC 7	20	82S	90E	4	Copper River	92489
18	MC 8	20	82S	90E	4	Copper River	92490
19	MC 9	20	82S	90E	4	Copper River	92491
20	MC 10	20	82S	90E	4	Copper River	92492
21	MC 11	20	82S	90E	4	Copper River	92493
22	MC 12	20	82S	90E	4	Copper River	92494
23	MC 13	20	82S	90E	4	Copper River	92495
24	MC 14	20	82S	90E	4	Copper River	92496
25	MC 15	20	82S	90E	4	Copper River	92497
26	SR 1	20	82S	90E	7	Copper River	92498
27	SR 2	20	82S	90E	8	Copper River	92499
28	SR 3	20	82S	90E	7	Copper River	92500
29	SR 4	20	82S	90E	8	Copper River	92501
30	SR 5	20	82S	90E	7	Copper River	92502
31	SR 6	20	82S	90E	8	Copper River	92503
32	SR 7	20	82S	90E	8	Copper River	92504
33	SR 8	20	82S	90E	7	Copper River	92505
34	SR 9	20	82S	90E	8	Copper River	92506
35	SR 10	20	82S	90E	8	Copper River	92507
36	SR 11	20	82S	90E	7	Copper River	92508
37	SR 12	20	82S	90E	8	Copper River	92509
38	SR 13	20	82S	90E	8	Copper River	92510
39	SR 14	20	82S	90E	7	Copper River	92511
40	SR 15	20	82S	90E	8	Copper River	92512

No.	Claim Name	Acres	Township	Range	Section	Meridian	AA #
41	SR 16	20	82S	90E	8	Copper River	92513
42	SR 17	20	82S	90E	7	Copper River	92514
43	SR 18	20	82S	90E	8	Copper River	92515
44	SR 19	20	82S	90E	8	Copper River	92516
45	SR 20	20	82S	90E	7	Copper River	92517
46	SR 21	20	82S	90E	8	Copper River	92518
47	SR 22	20	82S	90E	8	Copper River	92519
48	SR 23	20	82S	90E	17	Copper River	92520
49	SR 24	20	82S	90E	17	Copper River	92521